CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement") made on this 13th day of November 2002, by and between GK Intelligent Systems, Inc., a Delaware corporation, located at 2602 Yorktown Place, Houston, Texas 77056 (the "Client"), and Suns Associates Group., a New York corporation, located at 300 Wheeler Road, Suite 307, Hauppauge, NY 11788 (the "Consultant") is made in consideration of the mutual promises made herein and set forth as follows:

                                   ARTICLE 1.

                                TERM OF AGREEMENT

     1.1 This Agreement will become effective on the date first stated above and will continue in effect until the services provided for in this Agreement have been performed, or until terminated as provided in Article 7, below.

                                   ARTICLE 2.

                     SERVICES TO BE PERFORMED BY CONSULTANT

     2.1 Services. Consultant agrees to perform the following consulting services for Client:

          2.1.1 Assist in the development of general corporate strategy; recommend an effective growth strategy; provide guidance involving the pursuit of corporate goals and the development of the Company into a profitable entity;

          2.1.2 Mentor/assist in structuring the functional components of the Company and posturing it for resurrection;

          2.1.3 Provide advice and counsel concerning the applicability, marketing and rollout of Client's technology/services, specifically but not limited to the music and entertainment marketplace;

          2.1.4 Offer support and guidance in establishing key business alliances and affiliative relationships, specifically but not limited to the music and entertainment marketplace;

          2.1.5 Provide M&A consultation and support such as assisting in selecting ,and evaluating transactions, specifically but not limited to the music and entertainment marketplace; and,

          2.1.6 Assist Client in identifying funding sources for projects and/or ventures that may arise as a result of Consultant's efforts.

     2.2 Method of Performing Services. Consultant will determine the method, details, and means of performing the above-described services. Consultant may perform the Services under this Agreement at any suitable time and location of Consultant's choice, however the Consultant shall make himself available to the Client as set forth in Section 5.3.

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     2.3 Status of Consultant. Consultant is and shall remain an independent contractor. Consultant and any agents or employees of Consultant shall not act as an officer or employee of Client. Client assumes no liability for Consultant's actions in performance, or responsibility for taxes, funds, payments or other commitments, implied or expressed, by or for Consultant. Consultant has no authority to assume or create any commitment or obligation on behalf of, or to bind, Client in any respect.

     2.4 Use of Employees or Subcontractors. Upon Client's prior written approval if any additional cost to Client will be incurred, Consultant may use any employees or subcontractors as Consultant deems necessary to perform the services required of Consultant by this Agreement. Client acknowledges and agrees that Consultant may realize a commission on the use of such employees and subcontractors for the performance of additional services as described in paragraph 3.4, below, and such commission shall be an included cost in any proposal submitted to Client by Consultant. Notwithstanding the foregoing, any proposal prepared by Consultant, which includes consulting fees to be charged by Consultant to Client, shall be clearly identified and quoted as such.

                                   ARTICLE 3.

                                  COMPENSATION

     3.1 Retainer Fee. Client shall pay an initial retainer fee of ten thousand and no/100 dollars ($10,000.00), which shall be due and payable, concurrent with the execution of this Agreement (the "Retainer Fee").

     3.2 Share Fee. As additional compensation,

          3.2.1 Month One: Within fifteen (15) days following execution of this Agreement, the Client shall issue share certificates to Consultant representing one hundred thousand (100,000) shares of the Client's common stock for the first month of the Consultant's services rendered under the Agreement (the "Month One Share Fee"); and,

          3.2.2 Month Two and Beyond: The Client shall issue at the end of each successive month following Month One and the Month One Share Fee, eighty thousand (80,000) shares of the Client's common stock for each successive month of the Consultant's services rendered under the Agreement.

Consultant acknowledges and understands said stock is unregistered, restricted stock and any certificate(s) for shares of the Client issued pursuant to this paragraph will contain the following restrictive legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION FOR THESE SHARES UNDER SUCH ACT OR AN OPINION OF THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


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     3.3 Invoicing and Payment Terms. Consultant shall submit to Client an invoice for the Retainer Fee and any and all additional services rendered on or before the first of each month. Client agrees to pay any net amount due to Consultant within ten (10) days after receipt of the statement.

     3.4 Payment of Expenses. Consultant shall be responsible for its normal and customary overhead business expenses incurred in performing services under this Agreement, including without limitation, telephone, facsimile, postage, photocopying, supplies, rent, employee salaries and benefits, and insurance. Travel expenses and other extraordinary expenses in relation to the Client shall require the Consultant to obtain the prior written approval of Client. Where Consultant is required to travel outside the State of New York on business, all travel arrangements, (including hotel and airfare) will be at business class, and if not available, then based on available first class travel accommodations.

     3.5 M&A Fee: In the event Consultant is the procuring cause (i.e., the initiator of a first communication between Client and a third party such as a corporation or financial source) of a successful merger, acquisition, or receipt of financing by Client occurring solely as the result of Consultant's introduction, Consultant shall be paid additional compensation in an amount equal to three percent (3%) of the total merger/acquisition value, or ten percent (10%) of the total amount of financing/capitalization secured on behalf of the Client (i.e., the "M&A Fee"). The M&A Fee shall be due and payable to Consultant within fifteen (15) days following the close of the applicable transaction. In instances where Consultant introduces the procuring cause (i.e., the initiator) of a successful financing/capitalization on behalf of the Client, Consultant shall be paid additional compensation of five percent (5%) of the total capitalization amount.

                                    ARTICLE 4

                               REGISTRATION RIGHTS

     4.1 "Piggyback" Registration Rights. If at any time during the Term of this Agreement, the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Consultant. Upon the written request from the Consultant, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Shares held by Consultant (the "Consultant's Shares") to be included in such registration statement, to the extent requisite to permit the sale or other disposition by the Consultant of the shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.1 shall be underwritten in whole or in part, the Company may require that the Consultant's Shares requested for inclusion pursuant to this Section 4.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Consultant's Shares would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Consultant's Shares otherwise to be included in the underwritten public offering may be reduced or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Consultant's Shares are included in the underwritten public offering, those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

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The obligation of the Company under this Section 4.1 shall not apply to any of the Consultant's Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Act. The Company shall pay the expenses described in Section 4.2 for the registration statement filed pursuant to this
Section 4.1, except for underwriting discounts and commissions and legal fees of the Consultant, which shall be borne by the Consultant.

     4.2 Registration Procedures. The Company will:

          4.2.1 Prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for a period not to exceed ninety (90) days from the time when such registration statement has become effective;

          4.2.2 Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for a period of not to exceed ninety (90) days from the time when such registration statement has become effective.

          4.2.3 Furnish to the Consultant a copy of the registration statement, preliminary prospectus, final prospectus and such other documents utilized to facilitate the public offering of such securities;

          4.2.4 Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdiction as the Consultant reasonably requests in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          4.2.5 Notify the Consultant, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          4.2.6 Notify the Consultant promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

          4.2.7 Prepare and file with the SEC, promptly upon the request of the Consultant, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Consultant (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by the Consultant;

          4.2.8 Prepare and promptly file with the SEC and promptly notify the Consultant of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus

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

     as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

          4.2.9 Advise the Consultant, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     4.3 Expenses.

          4.3.1 With respect to any registration pursuant to Sections 4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph
     4.3.2 below) in connection therewith shall be borne by the Company, provided, however, that the Consultant shall bear his pro rata share of the underwriting discount and commissions and transfer taxes.

          4.3.2 The fees, costs and expenses of registration to be borne by the Company as provided in paragraph 4.3.1 above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.3.1 above). Fees and disbursements of counsel and accountants for the Consultant and any other expenses incurred by the Consultant not expressly included above shall be borne by the Consultant.

     4.4 Indemnification.

          4.4.1 The Company will indemnify and hold harmless the Consultant whose Shares are included in a registration statement pursuant to the provisions of Section 4.1 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which the Consultant or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Consultant, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

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

          4.4.2 The Consultant, when included in a registration pursuant to the provisions of Section 4.1 hereof, will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of the Consultant specifically for use in the preparation thereof.

          4.4.3 Promptly after receipt by an indemnified party pursuant to the provisions of paragraph 4.4.1 or 4.4.2 of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph 4.4.1 or 4.4.2, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph 4.4.1 or 4.4.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.


                                   ARTICLE 5.

                            OBLIGATIONS OF CONSULTANT

     5.1 Non-Exclusive Relationship. Client acknowledges and agrees that the relationship with Consultant is non-exclusive and Consultant may represent, perform services for, and contract with, as many additional clients, persons or companies as Consultant in Consultant's sole discretion sees fit.

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     5.2 Consultant's Qualifications. Consultant represents and warrants that
Consultant has the qualifications and skills necessary to perform the services under this Agreement in a competent and professional manner, and is able to fulfill the requirements of this Agreement. Consultant shall comply with all applicable federal, state and local laws in the performance of its obligations hereunder, and all materials used by Consultant in fulfilling its obligations under this Agreement shall not infringe upon any third party copyright, patent, trade secret or other proprietary right. Consultant acknowledges and agrees that failure to perform all the services required under this agreement constitutes a material breach of the Agreement.

     5.3 Availability of Consultant. Consultant acknowledges and agrees that a material consideration of this Agreement is that Consultant be in charge of all services rendered to Client under this Agreement. Further, that the availability of the Consultant be the equivalent of two (2) regular business days per week and that the unavailability of such services shall constitute a material breach of this Agreement. Should Client not avail itself of Consultant's services, from one week to the next, such availability will not be accumulated without Consultant's express approval.

     5.4 Indemnity. Consultant agrees to indemnify, defend, and hold Client free and harmless from all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, attorneys' fees, and costs, including without limitation expert witnesses' fees, that Client may incur as a result of a breach by Consultant of any representation or agreement contained in this Agreement.

     5.5 Assignment. Neither this Agreement nor any duties or obligations under this Agreement may be assigned by Consultant without the prior written consent of Client.

                                   ARTICLE 6.

                              OBLIGATIONS OF CLIENT

     6.1 Compliance with Requests. Client agrees to comply with all reasonable requests of Consultant necessary to the performance of Consultant's duties under this Agreement.

     6.2 Place of Work. Client agrees to furnish an office for Consultant on Client's premises for use by Consultant from time-to-time when visiting the Houston area to facilitate his performance of the above-described services.

     6.3 Company Provided Information. Client assumes full responsibility for the accuracy and completeness of all information provided to Consultant.

     6.4 Indemnity. Client agrees to indemnify, defend, and hold Consultant free and harmless from all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, attorneys' fees, and costs, including without limitation expert witnesses' fees, that Consultant may incur as a result of any information provided to Consultant by Client under this Agreement.

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                                   ARTICLE 7.

                            TERMINATION OF AGREEMENT

     7.1 Termination on Notice. Notwithstanding any other provision of this Agreement, either party may terminate this Agreement at any time by giving thirty (30) days written notice to the other party. Unless otherwise terminated as provided in this Agreement, this Agreement will continue in force until the Services provided for in this Agreement have been fully and completely performed.

     7.2 Termination on Occurrence of Stated Events. This Agreement will terminate automatically on the occurrence of any of the following events:

          7.2.1 Unavailability of Consultant to manage and oversee all services rendered to Client by Consultant under this Agreement;

          7.2.2 Bankruptcy or insolvency of either party;

          7.2.3 Dissolution of either party; and/or,

          7.2.4 The assignment of this Agreement by Consultant without the prior written consent of Client.

     7.3 Termination for Default. If either party defaults in the performance of this Agreement or materially breaches any of its provisions, the non-breaching party may terminate this Agreement by giving written notification to the breaching party. Termination will take effect immediately on receipt of notice by the breaching party or five (5) days after mailing of notice, whichever occurs first. For the purposes of this paragraph, material breach of this Agreement includes, but is not limited to, the following:

          7.3.1 Consultant's failure to perform the services specified in this Agreement;

          7.3.2 Consultant's material breach of any representation or agreement contained in Article 5, above;

          7.3.3 Client's material breach of any representation or agreement contained in Article 6, above; and/or,

          7.3.4 Client's failure to pay Consultant any compensation due within thirty (30) days after written demand for payment.

                                   ARTICLE 8.

                               CLIENT INFORMATION

     8.1 Nondisclosure/Nonuse of Client Information. Consultant agrees that all information provided by Client to Consultant under this Agreement shall not be disclosed or used by Consultant for any purpose other than Consultant's performance under this Agreement.

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     8.2 Confidential Information. Any written, printed, graphic, or electronically or magnetically recorded information furnished by Client for Consultant's use is and shall remain the sole property of Client. This proprietary information includes, but is not limited to, investor lists, marketing information, planning, drawings, specifications, and information concerning Client's employees, products, services, prices, and operations. Consultant will keep this confidential information in the strictest confidence, and will not disclose it by any means to any person except with Consultant's prior written approval, and only to the extent necessary to perform the services under this Agreement. This prohibition also applies to Consultant's employees, agents, and subcontractors. On termination of this Agreement or request by Client, Consultant will return within two (2) days any confidential information in Consultant's possession to Client.

                                   ARTICLE 9.

                               GENERAL PROVISIONS

     9.1 Notices. Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the date of actual receipt. Mailed notices shall be deemed communicated as of five (5) days after the date of mailing.

     9.2 Attorneys' Fees and Costs. If this Agreement gives rise to a lawsuit or other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover court costs, necessary disbursements (including expert witnesses' fees) and reasonable attorneys' fees, in addition to any other relief such party may be entitled.

     9.3 Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the services provided by Consultant to Client under this Agreement, and contains all of the covenants and agreements between the parties with respect to this Agreement in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     9.4 Modifications. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

     9.5 Effect of Waiver. The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     9.6 Partial Invalidity. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

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     9.7 Law Governing Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     9.8 Jurisdiction/Venue. Jurisdiction and venue for any dispute arising out of this Agreement shall be exclusively in the city of Houston, State of Texas.

     9.9 Construction. If any construction is to be made of any provision of this Agreement, it shall not be construed against either party on the ground such party was the drafter of the Agreement or any particular provision.

     9.10 Time. Time is of the essence in this Agreement.

     9.11 Corporate Authorization. If any signatory of this Agreement is a corporation, said signatory represents and warrants that this Agreement and the undersigned's execution of this Agreement have been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation(s) executing this Agreement on behalf of the corporation(s) represent and warrant they are officers of the corporation(s) with full authority to execute this Agreement on behalf of the corporation(s).

     IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of the date first above written.

CLIENT:                                         CONSULTANT:
GK Intelligent Systems, Inc.                    Suns Associates Group


/s/ Gary F. Kimmons                             /S/ Bob Prisco
------------------------------                  -------------------------------
By:  Gary F. Kimmons                            By:  Bob Prisco
Its: President                                  Its: President


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